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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

        We consent to the incorporation by reference in this Registration Statement of Long Beach Financial Corporation on Form S-8 of our report dated January 27, 1998 appearing in the Annual Report on Form 10-K of Long Beach Financial Corporation for the year ended December 31, 1997.


                                             /s/ DELOITTE & TOUCHE LLP
                                             ------------------------------
                                                 Deloitte & Touche LLP

Costa Mesa, California
November 10, 1998